UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Diversified Fund

Elfun International Equity Fund

Elfun Trusts

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

1600 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF UNITHOLDERS

YOUR VOTE IS IMPORTANT

[•], 2016

Dear Unitholder:

We are asking for your support for a series of important proposals (the “Proposals”) affecting your investment in one or more of the funds listed above (each, a “Fund,” and collectively, the “Funds”). A special meeting of unitholders (the “Meeting”) of the Funds will be held to consider the Proposals at 1600 Summer Street, Stamford, Connecticut 06905, on June 22, 2016, at [•] (Eastern Time).

At the Meeting, unitholders will be asked to consider and vote on the following Proposals, which relate to the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ investment adviser, and certain of its subsidiaries (the “Transaction”). The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), an affiliate of SSC, will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM. Under applicable law, the Transaction will result in the automatic termination of each Fund’s current investment advisory agreement. As a result, unitholders are being asked to approve new contracts that will provide for a continuous investment program for the Funds. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), GEAM and the Board of Trustees of each Fund (the “Board”) recommend that you vote in favor of each Proposal applicable to your Fund, as noted below.

For all Fund unitholders:

•	To approve a new investment advisory and administration agreement, pursuant to which SSGA FM will replace GEAM as investment adviser and administrator to the Funds upon consummation of the Transaction. (Proposal 1)

•	To approve the election of Trustees to the Board of Trustees of each Fund. (Proposal 2)

•	To approve manager-of-managers authority for SSGA FM (Proposal 3). If manager-of-managers authority is approved, SSGA FM may, subject to approval of the Board of Trustees of each Fund, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining unitholder approval in each case.

•	To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

It is expected that the personnel providing investment advisory services to the Funds will not change as a result of the Transaction. Upon the closing the Transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates, with the same individuals at GEAM currently investing assets on behalf of the Funds, doing so as part of SSGA FM, in order to facilitate a seamless transition of the portfolio management services provided.

There will be no change in your unit ownership in the Funds, nor will there be any change in investment objective or policies of any Fund in connection with the Transaction. GEAM will bear all costs relating to this proxy solicitation.

Please note that consummation of the Transaction is subject to various conditions, as described more fully in the enclosed Proxy Statement. If the Transaction is not consummated, Proposals 1, 2 and 3, if approved, will not be implemented.

The enclosed Proxy Statement explains the Proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your units at your earliest convenience in order to make sure that you are represented at the Meeting.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Proxy Card.

•	Sign and mail your Proxy Card promptly.

•	You may also vote by telephone or on the Internet.

Thank you for your prompt attention to this matter. If you have any questions about the Proposals, please contact our proxy information line toll-free at 1-877-361-7965.

Very truly yours,

The Boards of Trustees

of the Funds

2

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

1600 Summer Street, Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON JUNE 22, 2016

To the Unitholders:

A special meeting of the unitholders (the “Meeting”) of each of the funds listed above (each, a “Fund,” and collectively, the “Funds”), will be held at 1600 Summer Street, Stamford, Connecticut 06905 on June 22, 2016 at [•] (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

For all Funds:

•	To approve a new investment advisory and administration agreement, pursuant to which SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation (“SSC”), will replace GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of General Electric Company (“GE”), as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM, and certain of its subsidiaries (the “Transaction”). The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA “FM” will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM. As a result of the Transaction, each Fund’s current investment advisory agreement will automatically terminate under applicable law. (Proposal 1)

•	To approve the election of Trustees to the Board of Trustees of each Fund. (Proposal 2)

•	To approve manager-of-managers authority for SSGA FM (Proposal 3). If manager-of-managers authority is approved, SSGA FM may, subject to approval of the Board of Trustees of each Fund, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining unitholder approval in each case.

•	To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Boards of Trustees have fixed May 4, 2016 as the record date for the determination of unitholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Copies of the Funds’ most recent Annual Report to unitholders is available on the Funds’ website at www.geam.com/elfunProspectus or will be furnished without charge, upon request, by writing to the Funds at 1600 Summer Street, Stamford, Connecticut 06905 or by calling 1-800-242-0134.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Unitholders to be Held on June 22, 2016:

This Proxy Statement is available on the internet at www.kingproxy.com/geam.

YOUR FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By Order of the Boards of Trustees

/s/ Matthew J. Simpson

Matthew J. Simpson

Secretary

Stamford, Connecticut

[●], 2016

2

ii

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

JOINT PROXY STATEMENT

For a Special Meeting of Unitholders

on June  22, 2016

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Boards of Trustees (each a “Board”, and collectively the “Boards”) of the Elfun Government Money Market Fund (“Money Market Fund”), Elfun Tax-Exempt Income Fund (“Tax-Exempt Fund”), Elfun Income Fund (“Income Fund”), Elfun Diversified Fund (“Diversified Fund”), Elfun International Equity Fund (“Equity Fund”), and Elfun Trusts (each, a “Fund,” and collectively, the “Funds”) have called this special meeting of unitholders (the “Meeting”) to present several important proposals (the “Proposals”), which relate to the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ investment adviser, and certain of its subsidiaries (the “Transaction”). The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), an affiliate of SSC, will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM.

GEAM and the Board of each Fund recommend that you vote in favor of each Proposal applicable to your Fund. This Proxy Statement and related proxy materials will be first made available to unitholders on or about [May 27, 2016].

In Proposal 1, unitholders of each Fund are being asked to approve a new investment advisory and administration agreement (the “New Investment Advisory and Administration Agreement”), pursuant to which SSGA FM will replace GEAM as investment adviser and administrator to each Fund upon consummation of the Transaction. Under the laws governing U.S. mutual funds, a mutual fund investment advisory agreement is required to provide for its automatic termination upon its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). Thus, by their terms, the current investment advisory and administration agreements under which GEAM provides investment advisory services to the Funds (the “Existing GEAM Agreements”) will automatically terminate upon consummation of the Transaction. Accordingly, unitholders of each Fund are being asked to approve a new investment advisory and administration agreement with the Adviser on substantially similar terms as the Existing GEAM Agreements. This joint proxy statement of the Funds (the “Proxy Statement”) provides additional information about the Transaction and the New Investment Advisory and Administration Agreement. The Board believes that approval of the New Investment Advisory and Administration Agreement is important to provide continuity of the high quality investment advisory services that your Fund has received in the past. All material terms of the Existing GEAM Agreements will remain substantially unchanged, except as described in additional detail in Proposal 1.

In Proposal 2, unitholders of the Funds are being asked to approve the election of new Trustees to the Board of each Fund. Five of the six nominees will be independent of both SSGA FM and GEAM, meaning that none of these five nominees will be an “interested person” of either GEAM or SSGA FM within the meaning of the 1940 Act. Unitholders are being asked to approve the election of the nominees in order to ensure ongoing compliance with applicable provisions of the 1940 Act in connection with the Transaction.

In Proposal 3, unitholders of the Funds are being asked to approve manager-of-managers authority for SSGA FM. Unitholders of all the Funds other than the Equity Fund and Elfun Trusts have previously approved GEAM managing the assets of the applicable Fund using a manager-of-managers approach, under which GEAM may allocate some or all of the Funds’ assets among one or more sub-advisers without obtaining unitholder approval in each case. GEAM exercises this authority in accordance with the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) that enables GEAM, subject to approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without unitholder approval. SSGA FM also has been granted an exemptive order from the SEC that is substantially similar to the exemptive order under which GEAM currently has discretion to exercise manager-of-managers authority. If manager-of-managers authority is approved by a Fund’s unitholders for SSGA FM, SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for the Fund without obtaining unitholder approval in each case.

What Proposals will each unitholder be asked to vote on?

The following table summarizes the Proposals and the Funds whose unitholders are being asked to vote with respect thereto. For each Proposal, unitholders will vote on a Fund-by-Fund basis.

All Funds
1:	To approve the New Investment Advisory and Administration Agreement for the Fund	●
2:	To approve the election of Trustees	●
3:	To approve manager-of-managers authority for SSGA FM	●

Will the Transaction benefit the unitholders?

The Board believes that the Funds and their unitholders would receive the following benefits from the Transaction:

•	Portfolio Management Continuity. Upon the closing of the Transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates, with the same individuals at GEAM currently investing assets on behalf of the Funds, doing so as part of SSGA FM, in order to facilitate a seamless transition of the portfolio management services provided. The Adviser will continue to provide continuity of the high quality investment advisory services that the Funds have received in the past. In the case of the Money Market Fund, the Adviser, who currently serves as sub-adviser to the Fund, will manage the Fund directly. As a result, the Funds are not expected to experience any disruption in day-to-day portfolio management.

•	Experienced Management. The Funds will benefit from the Adviser’s experience in the management and administration of registered investment companies.

•	No Increase in Overall Management Expenses Compared to Historical Expenses. The Funds will not experience any increase in total advisory and administrative rates paid to the Adviser compared to those that the Funds have historically paid to GEAM. As described in further detail below, the Funds will move from a cost-recovery structure, under which the management expenses incurred by the Funds may change from year to year, to a fixed fee structure. The proposed combined advisory and administrative fee rate for each Fund is fixed at or below the five-year average of the Fund’s management expenses incurred under GEAM’s current cost-recovery model.

•	Commitment to a Strong Distribution Platform. The Adviser’s commitment to a strong marketing and distribution platform for the Funds may result in the Funds being offered and sold to a wider group of potential investors. With the potential for expanded marketing and distribution opportunities, it is possible that Fund assets could increase, which might result in reduced expenses to the Funds and their unitholders to the extent fixed costs are shared across a larger asset base. As discussed further below, the Funds will cease to be operated as “employees’ securities companies” following the Transaction, which, among other potential benefits to the Funds, will also widen the group of potential investors in the Funds.

Why are unitholders being asked to approve the New Investment Advisory and Administration Agreement in Proposal 1?

A unitholder vote on Proposal 1 is being sought because the Transaction involves the assignment by GEAM to SSGA FM of the Existing GEAM Agreements. The laws governing U.S. mutual funds require that every investment advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment” (as defined in the 1940 Act). Thus, in order to ensure that the Funds continue to receive investment advisory services, the Board is seeking approval from the Funds’ unitholders of the New Investment Advisory and Administration Agreement. Under the New Investment Advisory and Administration Agreement, SSGA FM will replace GEAM as investment adviser and administrator to the Funds. Your Fund’s Board of Trustees believes that approval of the New Investment Advisory and Administration Agreement is important to provide continuity of the advisory services your Fund has received in the past.

What would happen if unitholders of a Fund do not approve the New Investment Advisory and Administration Agreement for the Fund?

The Boards have approved an interim investment advisory and administration agreement with the Adviser on substantially similar terms as the Existing GEAM Agreements in the event that the Transaction closes and unitholders of a particular Fund have not yet approved the New Investment Advisory and Administration Agreement.

If the New Investment Advisory and Administration Agreement is not approved by the unitholders of a Fund within 150 days of the date on which the Transaction closes, the Board of that Fund will take such action as it deems to be in the best interests of that Fund and its unitholders, which could involve the liquidation of the Fund and distribution of the Fund assets in kind, in cash or a combination of both.

Why are unitholders of the Money Market Fund not being asked to approve a new sub-advisory agreement for the Fund?

Unitholders are not being asked to approve a new investment sub-advisory agreement for the Money Market Fund at this Meeting because SSGA FM currently serves as sub-adviser of the Money Market Fund. While the current sub-advisory agreement with respect to the Money Market Fund will terminate as a result of the Transaction, unitholders are being asked to approve the New Investment Advisory and Administration Agreement with SSGA FM pursuant to Proposal 1. If approved, SSGA FM will become investment adviser and administrator to the Money Market Fund and the Fund will no longer retain a sub-adviser.

How will the Transaction affect me as a Fund unitholder?

Following the Transaction, each Fund in which you invest will be advised by SSGA FM, rather than GEAM. You will continue to be a unitholder of your Fund, and its investment objectives and policies will not change as a result of the Transaction. Other than the identity of the Fund’s investment adviser and administrator and except as described below, the New Investment Advisory and Administration Agreement is substantially similar to the Existing GEAM Agreements. In addition, the Adviser does not contemplate instituting any fundamental changes to the manner in which GEAM has historically operated its business with respect to providing advisory and related ancillary services to the Funds. It is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

How does the proposed New Investment Advisory and Administration Agreement differ from the current arrangements?

The terms and conditions of the New Investment Advisory and Administration Agreement are substantially similar to those of the Existing GEAM Agreements, except that the New Investment Advisory and Administration Agreement (i) clarifies the Adviser’s responsibility with respect to the selection and oversight of the Funds’ sub-advisers, (ii) with respect to the Adviser’s use of “soft dollar” arrangements, more clearly states the standard set out under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) designates the Commonwealth of Massachusetts as the governing law of the agreement and the exclusive forum for actions arising under the agreement and (iv) clarifies that there are no third-party beneficiaries to the New Investment Advisory and Administration Agreement. As described in further detail below, the New Investment Advisory and Administration

Agreement also provides for a management fee fixed at or below the historical average of the management expenses of each Fund over the past five years. The Board believes continuing the advisory arrangements pursuant to the New Investment Advisory and Administration Agreement will be beneficial to the Funds and their unitholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of GEAM currently managing the Funds.

Will the Adviser and portfolio managers remain the same?

Yes. Upon consummation of the Transaction, and subject to unitholder approval, the same portfolio managers are expected to continue to manage the Funds. Looking ahead, you can expect the same level of management expertise and high quality service to which you ‘have grown accustomed as a unitholder of the Funds.

The Board has approved an interim investment advisory and administration agreement with the Adviser on substantially similar terms as the Existing GEAM Agreements in the event that the Transaction closes and unitholders of a particular Fund have not yet approved the New Investment Advisory and Administration Agreement.

Why are unitholders being asked to approve the election of Trustees to the Board of each Fund in Proposal 2?

Two of the nominees, Patrick J. Riley and William L. Marshall, were appointed to serve as Trustees by action of the Board of each Fund in April 2016 and one nominee, Jeanne M. La Porta, was appointed to serve as a Trustee in 2014. However, these Trustees have not yet been considered for service on the Board of Trustees by the unitholders. Accordingly, the Board of Trustees nominates Patrick J. Riley, William L. Marshall and Jeanne M. La Porta for your consideration to serve as members of your Board, as well as William L. Boyan, Rina K. Spence and Douglas T. Williams, who are not currently Trustees of the Funds, for your consideration to serve as members of the Board of Trustees of each Fund. Each of Messrs. Riley, Marshall, Boyan and Williams and Ms. Spence are not “interested persons” (as defined in the 1940 Act) of the Funds, GEAM or the Adviser (“Independent Trustees”). Ms. La Porta is an “Interested Trustee” (as defined in the 1940 Act) because she is an “interested person” of the Funds as a result of her role with GEAM and SSGA FM. Except for Mr. Riley, Mr. Marshall and Ms. La Porta, all other current Trustees will resign from the Board at the closing of the Transaction.

The safe harbor of Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive an amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that certain conditions are satisfied. Among other conditions, the safe harbor requires that at least 75% of the members of the investment company’s board cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor during the three-year period after the sale. At the closing of the Transaction, it is proposed that Messrs. Riley, Marshall, Boyan and Williams and Ms. Spence will serve as Independent Trustees of the Funds, and Ms.  La Porta will serve as an Interested Trustee of the Funds as a result of her affiliation with the SSGA FM.

Why are unitholders being asked to approve granting SSGA FM manager-of-managers authority in Proposal 3?

Like GEAM, SSGA FM has been granted an exemptive order by the SEC, under which SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining unitholder approval in each case. This order is substantially similar to GEAM’s order. Both exemptive orders are subject to the condition that the unitholders of each such fund approve the manager-of-managers authority before the first time it is exercised and certain other conditions. Unitholders previously approved GEAM’s use of manager-of-managers authority for certain of the Funds under the terms of an order substantially similar to the order granted to SSGA FM. The Board believes that approval of manager-of-managers authority for SSGA FM is important to provide continuity in the advisory services your Fund has received in the past.

What would happen if unitholders of a Fund do not approve manager-of-managers authority for SSGA FM?

If unitholders of a Fund do not approve manager-of-managers authority for SSGA FM, unitholders would need to specifically approve each sub-adviser for such Fund as well as any material amendment to the terms of any sub-advisory agreement for the Fund, or SSGA FM may in the future seek unitholder approval of manager-of-managers authority.

Does the approval of any Proposal depend on the approval of any other Proposals or other events?

Unitholders will vote on each Proposal separately on a Fund-by-Fund basis. The approval of Proposals 1 and 2 for a Fund is not contingent upon the approval of any other Proposal for that Fund. The approval of Proposal 3 for a Fund is contingent upon the approval of Proposal 1 for that Fund. The implementation of each Proposal is contingent on the consummation of the Transaction.

Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

No. The Funds will not bear these costs. GEAM will bear all normal and customary fees and expenses in connection with the Transaction (including, but not limited to, proxy and proxy solicitation costs, printing costs, Trustees’ fees relating to the special Board meetings and legal fees).

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE IN FAVOR

OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Money Market Fund, the Tax-Exempt Fund, the Income Fund, the Diversified Fund and the Equity Fund were organized as common law trusts in the State of Connecticut on July 15, 1989, March 14, 1977, December 22, 1982, June 1, 1987 and May 15, 1987 respectively, and are registered with the SEC as open-end management investment companies under the 1940 Act.

Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935, and is registered with the SEC as an open-end management investment company under the 1940 Act.

Unitholders Entitled to Vote

Only unitholders of record (“Unitholders of Record”) of the Funds at the close of business on May 4, 2016 (the “Record Date”) will be entitled to vote at the Meeting. Unitholders of Record of each Fund will be entitled to cast one vote on the Proposals and on each other matter upon which they are entitled to vote at the Meeting for each unit owned on the Record Date. Unitholders of Record of each Fund will also be entitled to cast a proportionate fractional vote on the Proposals and on each other matter upon which they are entitled to vote at the Meeting for each fractional unit owned on the Record Date. As of the Record Date, each of the Funds has the number of units outstanding as set forth in Exhibit A (the “Outstanding Units”), which in each case equals the number of votes to which the unitholders of such Fund are entitled.

Solicitation of Proxies

This solicitation of proxies will be made by GEAM, and the cost of the solicitation of proxies will be borne by GEAM. Solicitation of proxies will be made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about [May 27, 2016]. Unitholders of Record of the Funds are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

D.F. King & Co., Inc. (“D.F. King”) has been retained to assist in the solicitation of proxies. D.F. King’s fees are estimated to be $30,000 plus a reasonable amount to cover out-of-pocket expenses. This fee estimate does not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses. The fees of D.F. King as well as all expenses related to the preparing, printing and mailing of the proxy materials will also be borne by GEAM

Trustees, officers and other employees of the Funds, the Adviser or GEAM or its affiliates, and representatives of financial institutions, may also solicit proxies, personally or in writing, by telephone, e-mail, or otherwise. The Funds will request that brokers and nominees who hold units of the Funds in their names forward these proxy materials to the beneficial owners of those units. The Funds may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Unitholders of Record of the Funds have four options for casting their votes:

1.	Internet — the enclosed Proxy Card includes directions for Unitholders of Record to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each Unitholder of Record’s Proxy Card. Unitholders of Record who cast their votes via the internet do not need to mail their Proxy Cards.

2.	Telephone — the enclosed Proxy Card includes directions for Unitholders of Record to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Unitholder of Record’s Proxy Card. Unitholders of Record who cast their votes over the telephone do not need to mail their Proxy Cards.

3.	Mail — Unitholders of Record also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

4.	In Person — Unitholders of Record also may cast their votes by attending the Meeting as described in the Proxy Statement.

The Funds encourage Unitholders of Record to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and avoid the risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted.

Revocation of Proxies

Unitholders of Record may revoke their proxies at any time prior to the close of business on June 21, 2016 by submitting a properly executed later-dated Proxy Card or by submitting written notice to the Secretary of the Funds. Unitholders of Record may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum

For the purposes of this Meeting, the Board has established that, (i) with respect to each Fund except Elfun Trusts, the presence, in person or by proxy, of the holders of more than 50% of the Outstanding Units of a Fund will constitute a quorum for the Meeting for that Fund with respect to each Proposal and (ii) with the respect to Elfun Trusts, the presence, in person or by proxy, of the holders of more than one-third of the Outstanding Units of a Fund will constitute a quorum for the Meeting for Elfun Trusts with respect to each Proposal.

In determining whether a quorum is present, the solicitors will count units represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” as units that are present and entitled to vote. “Broker non-votes” are units held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the units will be voted.

Required Vote

If a quorum is present at the Meeting, the approval of Proposals 1 and 3 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means under the 40 Act the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Units of that Fund, or (2) 67% or more of the Outstanding Units of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Units of that Fund are present at the Meeting. The approval of each nominee proposed in Proposal 2 requires a plurality of all Outstanding Units of the Trust voting, meaning that to be elected, a nominee must be one of the four nominees receiving the most “FOR” votes because the four nominees receiving the most “FOR” votes (even if less than a majority of the votes cast) will be elected. All Outstanding Units of each Fund will vote in the aggregate as one class, and not by class of units, on each Proposal, with each Fund voting separately. Each Proposal will be voted on separately. The approval of Proposal 3 for a Fund is contingent upon the approval of Proposal 1 for that Fund. The approval of each Proposal 1 and 2 for a Fund is not contingent upon the approval of any other Proposal for that Fund. Votes may be cast IN FAVOR OF or AGAINST a Proposal, or a unitholder may ABSTAIN from voting.

In determining whether unitholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as units present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposal 1 and 3 because Proposals 1 and 3 each require the affirmative vote of a “majority of the outstanding voting securities” of a Fund. Abstentions, votes that are withheld, and broker non-votes will be deemed not to be votes cast at the Meeting and thus will have no effect on Proposal 2; each nominee will be elected by a plurality of the votes cast at the Meeting.

Beneficial Owners

Exhibit B to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the Outstanding Units of each Fund as of the Record Date. A unitholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to “control” (as defined in the 1940 Act) such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s Outstanding Units as of the Record Date. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of any Fund.

Adjournments

It is possible that a Fund may propose to its unitholders one or more adjournments or postponements of the Meeting. For example, if a quorum is not present or sufficient votes to approve one or more of the Proposals for a Fund are not received by the date of the Meeting, the Meeting may be adjourned or postponed with respect to such Fund to permit further solicitation of proxies. The chairman of the Meeting may adjourn or postpone the Meeting. The question of adjournments may also be (but is not required to be) submitted to vote of the unitholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Any units present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Proposal 1

APPROVAL OF THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT WITH THE ADVISER

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

At the Meeting, you will be asked to approve the New Investment Advisory and Administration Agreement to enable SSGA FM to replace GEAM as investment adviser and administrator to the Funds. A general description of the New Investment Advisory and Administration Agreement and a comparison of the agreement with the Existing GEAM Agreements are included below. The New Investment Advisory and Administration Agreement to which each Fund would become a party is attached hereto as Exhibit C.

A unitholder vote is being sought because the Transaction involves the assignment by GEAM to SSGA FM of ’the Existing GEAM Agreements. The laws governing U.S. mutual funds require that every investment advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment” (as defined in the 1940 Act). Thus, in order to ensure that the Funds continue to receive investment advisory services, the Board is seeking approval from each Fund’s unitholders of the New Investment Advisory and Administration Agreement.

The Transaction does not affect the amount of units you own or the total management fees charged to the Funds, except for the proposed change to a fixed advisory and administrative fee based on a five year average of the management expenses incurred by each Fund, as described further below. The Adviser will serve as the Funds’ investment adviser and administrator on terms that are substantially similar to the Funds’ existing arrangements, except as described below. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

As you may know, the Funds have historically been operated as “employees’ securities companies” pursuant to exemptive orders granted by the SEC, exempting the Funds from various provisions applicable to registered investment companies under the 1940 Act. In connection with the Transaction, the Adviser intends to operate the Funds without regard to such exemptive relief. As a result, each Fund will enjoy the statutory and regulatory protections applicable to other registered investment companies, including oversight by a board that meets the independence requirements under the 1940 Act. Unitholders will enjoy expanded voting rights, including the right to vote on the election of Trustees and the approval of investment advisory agreements. Each Fund may also enjoy economies of scale resulting from its ability to expand its unitholder base, which will no longer be restricted to current and former employees of GE and their immediate family members.

The Board believes that the Transaction will benefit the unitholders for various reasons, as outlined above under the section titled “Background on the Proposals.” One of those reasons is that the Board believes the Adviser has the potential to be in a better position to provide a marketing and distribution platform for the Funds, possibly resulting in the Funds being offered to a wider group of potential investors. With potentially greater marketing and distribution opportunities, it is possible that Fund assets could increase, and, as noted above, the Funds and their unitholders would benefit from the resulting economies of scale.

Background on the Transaction

On March 29, 2016, GE entered into an asset purchase agreement with SSC for the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”). The Transaction aligns with ’GE’s plan to simplify its financial business platform, while providing GE with the ability to generate value from the strong investment management division it has built. At the same time, the Transaction would allow GEAM to combine its valuable capabilities and resources with a premier asset manager such as SSGA FM, an affiliate of SSC, with the scale and distribution capabilities that would help the mutual fund platforms to grow.

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA FM will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM.

Background on the Adviser

SSGA FM is a global leader in asset management that sophisticated institutions worldwide rely on for their investment needs. SSGA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a wholly-owned subsidiary of SSC, a publicly traded financial holding company. SSGA FM was established in 2001.

SSGA FM’s investment advisory clients consist primarily of U.S. investment companies registered under the 1940 Act and certain pooled investment vehicles exempt from registration under the 1940 Act, for which SSGA FM is either the named investment adviser or sub-adviser. SSGA FM works with its clients to provide customized solutions to their investment management needs, which may include customized indices, model portfolios, and screened portfolios.

SSGA FM provides asset allocation models on a non-discretionary basis and related investment advice to investment advisers and other financial institutions that use such information provided by SSGA FM for use in or with various financial products offered to their clients. As of December 31, 2015, SSGA FM had $384,947,572,235 in regulatory assets under management on a discretionary basis in 258 advisory accounts.

A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in Exhibit D.

Background on the Existing GEAM Agreements

GEAM is the investment adviser and administrator of each Fund. GEAM is a wholly-owned subsidiary of GE and a registered investment adviser. As of December 31, 2015, GEAM had approximately $110 billion of assets under management, of which approximately $22 billion was invested in mutual funds.

The Board recently approved the Existing GEAM Agreements in accordance with its annual review process, at a regularly scheduled Board meeting on December 14, 2015.

Historical Expenses

The management expenses paid by each Fund to GEAM are equal to the reasonable cost, both direct and indirect, incurred by GEAM in providing advisory and administration services. Direct and indirect costs incurred by GEAM for a Fund are paid out of, or reimbursed to GEAM from, income received. These costs include: SEC fees, state Blue Sky notification fees, fees of custodians, transfer and dividend disbursing agents, industry association fees, external accounting, audit and legal expenses, costs of independent pricing services, costs of maintaining a Fund’s existence, costs attributable to unitholder services (including, without limitation, telephone and personnel expenses), costs of preparing and pricing unitholders’ reports, prospectuses and statements of additional information and holding meetings, the direct and indirect cost of GEAM personnel providing investment advisory and other services to the Fund. Some of these costs may be incurred directly by the Funds. While Trustees who are employees of GE serve as Trustees without compensation, each Fund is required to reimburse GEAM for the portion of the remuneration such persons receive from GE which is allocable to the time they spend on Fund matters in their capacity as GEAM employees. In addition, the following cost and expenses will be incurred directly by a Fund: taxes, brokerage fees and expenses, interest on borrowings and extraordinary expenses.

For the year ended December 31, 2015, the Funds paid GEAM the following amounts as a percentage of average daily net assets for investment advisory and administration services:

Elfun Trusts	0.11%
Equity Fund	0.20%
Income Fund	0.15%
Tax-Exempt Fund	0.14%
Diversified Fund	0.15%
Money Market Fund	0.00%*

*	Without the voluntary subsidy described below, the Money Market Fund would have paid GEAM 0.08% of average daily net assets for investment management and administration services for the year ended December 31, 2015.

The Money Market Fund has retained SSGA FM to manage the Fund’s assets. The Money Market Fund pays SSGA FM a sub-advisory fee for its services based upon the Fund’s average daily net assets. For the fiscal year ended December 31, 2015, the Money Market Fund paid SSGA FM 0.02% (annualized) of its average daily net assets for investment management services.

With respect to the Money Market Fund, GEAM has voluntarily undertaken to subsidize its management expense and/or certain expenses of the Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%. It is expected that SSGA FM will continue to voluntarily undertake to subsidize its management expense and/or certain expenses of the Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%. This voluntary management expense and/or other expense subsidy may be modified or discontinued by SSGA FM at any time without prior notice. GEAM may recapture any reduced fees or subsidized expenses for up to three years from the date reduced, provided that the total operating expense ratio for the Money Market Fund, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made. There can be no assurance that these expense subsidies will be sufficient to avoid any loss.

Under a separate sub-administration agreement, GEAM has delegated certain administrative functions to State Street Bank and Trust Company (“State Street Bank”). Under the sub-administration agreement, State Street Bank performs certain back office services to support GEAM, including among other things, furnishing financial and performance information about the Funds for inclusion in regulatory filings and Board and unitholder reports; preparing regulatory filings, Board materials and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records. Upon the closing of the Transaction, the Adviser expects to continue the sub-administration arrangements for each Fund with State Street Bank on substantially the same terms as currently existing.

Portfolio Management Teams

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment.

Material Terms of the New Investment Advisory and Administration Agreement

The following discussion is a description of the material terms of the New Investment Advisory and Administration Agreement. This description is qualified in its entirety by reference to the New Investment Advisory and Administration Agreement, which is attached as Exhibit C to this Proxy Statement.

Investment Management Services. Under the New Investment Advisory and Administration Agreement, the Adviser will recommend to the Trustees certain individuals to fill the positions of Manager, Secretary and, if the Trustees so desire, Assistant Secretary and other officers of the Funds. The Adviser also will be responsible for providing a continuous investment management program for the Funds’ assets and managing the investment and reinvestment of all the assets in the Funds from time to time, subject to the supervision and direction of the Board. Among other things, the Adviser will be responsible for all investment decisions regarding purchases and sales of securities and other property, the retention of securities, and the retention of uninvested cash. Upon request by the Trustees, the Adviser will make recommendations with respect to the adoption or modification of investment policies and the Funds’ objectives. Subject to the supervision and direction of the Trustees, the Adviser will arrange for the payment from the assets of the Funds all amounts necessary to discharge obligations incurred by or on behalf of the Funds. The Adviser will vote all securities beneficially owned by the Fund in accordance with policies and procedures established by the Trustees. The Adviser will keep the Funds informed of developments materially affecting the Fund and furnish information on its own initiative as appropriate.

Administrative Services. Subject to the oversight, supervision and direction of the Trustees, the Adviser agrees to serve as administrator to the Funds, and in this capacity, will furnish the Funds statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Funds. The Adviser will (i) prepare and distribute, or cause the Fund to prepare and distribute, all reports including reports to the Unitholders which are required by Federal and state regulatory authorities, as well as any other reports specifically requested by the Trustees from time to time; (ii) maintain, or cause the Fund to maintain, the records of all security transactions of the Fund required to be maintained by applicable law or as requested by the Trustees; (iii) cooperate with the independent public accountants retained by the Trustees in their examination of the Fund and will cooperate in any inspection of the accounts and records by the Trustees; (iv) compute, or cause the Fund to compute, the net asset value for the Fund in accordance with the Fund’s organizational documents (referred to herein as the “Trust Agreement”) and the Fund’s prospectus and statement of additional information (the “Registration Statement”); (v) prepare, or cause the Fund to prepare, such reports to, and filings with Federal, state or local governmental authorities, including tax returns, as may be required by applicable law or as requested by the Trustees; (vi) submit periodically to the Trustees, or cause the Fund to submit periodically to the Trustees, written reports covering fund transactions, the results of the Fund’s operations, the assets and financial condition of the Fund, and such other information in such form and at such times as the Trustees may reasonably request; and (vii) be responsible for causing the Fund to effect adequate routines to collect, receive and deposit all income of the Fund and other payments to the Fund, including stock dividends, rights, warrants and similar items, but excluding payments associated with subscriptions and redemptions.

Compensation. The New Investment Advisory and Administration Agreement fixes the investment advisory and administration fee for each Fund at or below the historical five-year average of each Fund’s management expenses incurred under GEAM’s cost recovery model currently in effect for the Funds. The following table sets forth, for each Fund, the proposed management fee rate:

Fund	New Management Fee
Elfun Trusts	0.14%
Equity Fund	0.21%
Diversified Fund	0.17%
Money Market Fund	0.10%
Income Fund	0.17%
Tax Exempt Fund	0.16%

Because the Funds currently are employees’ securities companies, the Existing GEAM Agreements are required to limit GEAM’s compensation for a Fund to a reimbursement of GEAM’s pro-rata costs of managing the Fund. After the closing date of the Transaction, the Funds no longer will be employees’ securities companies and, in certain instances, a Fund’s investment advisory and administration fee rate listed above may result in SSGA FM earning a profit or loss with respect to one or more Funds, as is typically the case for mutual funds that are not employees’ securities companies.

The tables below show current and pro forma fees (along with expense examples) for each Fund, reflecting the impact of the proposed management fee. The expense examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be those shown in each expense example.

Elfun Trusts

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Existing GEAM Agreements (as of April 30, 2015)	New Investment Advisory and Administration Agreement
Management Expenses	0.14%	0.14%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.18%	0.18%

Expense Example

	1 Year	3 Years	5 Years	10 Years
Existing GEAM Agreements	$18	$58	$101	$230
New Investment Advisory and Administration Agreements	$18	$58	$101	$230

Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Existing GEAM Agreements (as of April 30, 2015)	New Investment Advisory and Administration Agreement
Management Expenses	0.17%	0.21%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.16%	0.15%
Total Annual Fund Operating Expenses	0.33%	0.36%

Expense Example

	1 Year	3 Years	5 Years	10 Years
Existing GEAM Agreements	$34	$106	$185	$418
New Investment Advisory and Administration Agreements	$37	$116	$202	$456

Diversified Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Existing GEAM Agreements (as of April 30, 2015)	New Investment Advisory and Administration Agreement
Management Expenses	0.17%	0.17%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.22%	0.24%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.43%	0.45%

Expense Example

	1 Year	3 Years	5 Years	10 Years
Existing GEAM Agreements	$44	$138	$241	$542
New Investment Advisory and Administration Agreements	$46	$144	$252	$567

Money Market Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Existing GEAM Agreements (as of April 30, 2015)	New Investment Advisory and Administration Agreement
Management Expenses	0.11%	0.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.17%	0.18%
Total Annual Fund Operating Expenses	0.28%	0.28%

Expense Example

	1 Year	3 Years	5 Years	10 Years
Existing GEAM Agreements	$29	$90	$157	$356
New Investment Advisory and Administration Agreements	$29	$90	$157	$356

Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Existing GEAM Agreements (as of April 30, 2015)	New Investment Advisory and Administration Agreement
Management Expenses	0.17%	0.17%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.12%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.30%	0.32%

Expense Example

	1 Year	3 Years	5 Years	10 Years
Existing GEAM Agreements	$31	$97	$169	$381
New Investment Advisory and Administration Agreements	$33	$103	$180	$406

Tax Exempt Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Existing GEAM Agreements (as of April 30, 2015)	New Investment Advisory and Administration Agreement
Management Expenses	0.17%	0.16%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.21%	0.20%

Expense Example

	1 Year	3 Years	5 Years	10 Years
Existing GEAM Agreements	$22	$68	$118	$268
New Investment Advisory and Administration Agreements	$20	$64	$113	$255

Expenses. Under the New Investment Advisory and Administration Agreement, costs to be borne by the Fund include, but are not limited to: the direct and indirect costs of SSGA FM personnel providing investment advisory and other services to the Fund (but no compensation related strictly to their services as officers and Trustees of the Fund); the costs of internal and external accounting, audit, legal and compliance services; the costs of maintaining the Fund’s existence; the costs attributable to unitholder services (including without limitation, telephone and personnel expenses); charges and expenses of any registrar; the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and expenses; taxes; interest on borrowings; registration costs of the Fund and its units under Federal and state securities laws; the cost and expense of printing, including typesetting and distributing to regulatory authorities and the Fund’s unitholders, prospectuses and statements of additional information describing the Fund and any supplements to those documents; all expenses incurred in conducting meetings of the Fund’s unitholders and meetings of the Fund’s Board of Trustees relating to the Fund; all expenses incurred in preparing, printing and mailing proxy statements and reports to unitholders of the Fund; all expenses incident to any dividend, withdrawal or redemption options provided to Fund unitholders; charges and expenses of any outside service used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s units; membership dues of industry associations; postage; insurance premiums on property or personnel (including Fund officers and Trustees) of the Fund that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

Limitation of Liability. The Adviser will exercise its best judgment in rendering its services, except that it will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the New Investment Advisory and Administration Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the New Investment Advisory and Administration Agreement or from the Adviser’s reckless disregard of its obligations and duties under the New Investment Advisory and Administration Agreement.

Amendment or Assignment. The New Investment Advisory and Administration Agreement is not assignable and any such attempted “assignment” (as defined in the 1940 Act) will automatically act to terminate the New Investment Advisory and Administration Agreement. Any amendment must be in writing signed by the parties to the New Investment Advisory and Administration Agreement.

Term and Termination. The New Investment Advisory and Administration Agreement will continue, with respect to each Fund, for an initial two year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on the approval. The New Investment Advisory and Administration Agreement may be terminated without penalty by either the Funds or the Adviser upon not more than 60 days’ and not less than 30 days’ prior notice to the other.

Services to Other Clients. The New Investment Advisory and Administration Agreement provides that the Adviser may act as investment manager or adviser to various fiduciary or other managed accounts. Persons employed by the Adviser to assist in the performance of its duties under the New Investment Advisory and Administration Agreement will not devote their full time to that service and nothing contained in the New Investment Advisory and Administration Agreement will be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Differences between the Existing GEAM Agreements and the New Investment Advisory and Administration Agreement

Notwithstanding references to the New Investment Advisory and Administration Agreement as “new,” this agreement is substantially similar to the Existing GEAM Agreements. The New Investment Advisory and Administration Agreement does not change substantially the existing terms as to: advisory services, limitation of liability, term, or continuance and termination.

Below is a description of the material differences in terms (other than terms related to fees, which are described above) between the Existing GEAM Agreements and the New Investment Advisory and Administration Agreement. The following are only summaries and are qualified in their entirety by reference to the New Investment Advisory and Administration Agreement set out in Exhibit C.

Change of Adviser and Administrator. GEAM will no longer serve as investment adviser and administrator to the Funds as of the closing date of the Transaction. Instead, as of such closing date, SSGA FM will serve as investment adviser and administrator to each Fund under the New Investment Advisory and Administration Agreement, if such agreement is approved by the Fund’s unitholders.

Adviser’s Duties with Respect to Sub-Advised Funds. The New Investment Advisory and Administration Agreement clarifies the Adviser’s responsibility with respect to the selection and oversight of sub-advisers. As is currently the case for GEAM, the Adviser will be responsible for identifying and recommending to the Board sub-advisers to manage some or all of the assets of a Fund; appointment of a sub-adviser is, of course, subject to the approval of the Board and the Independent Trustees. The Adviser is then responsible for overseeing generally the performance of the sub-advisers, and reporting to the Board regarding that performance. The New Investment Advisory and Administration Agreement makes clear that the Adviser will not be liable for any investment decision or any other act or omission on the part of a sub-adviser, including any failure by a sub-adviser to comply with any policies, procedures, guidelines, or objectives of a Fund.

Brokerage and Execution. The New Investment Advisory and Administration Agreement retains the approach of the Existing GEAM Agreements to brokerage and execution, requiring the Adviser to seek the best overall terms available in selecting brokers to execute transactions for the Funds. Section 28(e) under the Exchange Act, provides a “safe harbor” to investment advisers who make use of soft-dollar arrangements to obtain brokerage and research services through the transactions they place for client accounts. The Existing GEAM Agreements appear to have been drafted to take advantage of that safe harbor. The New Investment Advisory and Administration Agreement builds on the language in the Existing GEAM Agreements, but expands such language to state expressly the standard set out in Section 28(e):

“SSGA FM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to SSGA FM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if SSGA FM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or SSGA FM’s overall responsibilities with respect to the Fund and other clients of SSGA FM as to which SSGA FM exercises investment discretion.”

This clarifying language is not intended to reflect any change in the approach to the use of soft dollars in connection with the Funds’ brokerage transactions.

Choice of Law and Forum Provisions. The New Investment Advisory and Administration Agreement contains provisions clarifying that there are no third-party beneficiaries to the agreement—to increase the likelihood that only the Funds and their Boards will be permitted to bring legal actions under the agreement. The choice of law and exclusive forum provisions are intended to provide greater certainty as to the likely interpretation of the New Investment Advisory and Administration Agreement, by specifying the law that governs the agreement and the courts that will hear any cases under the agreement.

Matters Considered by the Board

At a Board meeting held on April 29, 2016 (the “Board Meeting”), members of the Board of each Fund, including a majority of the Independent Trustees who were present at the Board Meeting considered and unanimously approved the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund. In considering whether to approve the New Investment Advisory and Administration Agreement, the Trustees considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser and GEAM.

Before approving the New Investment Advisory and Administration Agreement on behalf of each Fund, the Board reviewed the information provided with management of the Adviser and GEAM. The Board also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed New Investment Advisory and Administration Agreement, as well as other memoranda and information relevant to the legal standards and related considerations for a transaction such as the one between the Adviser and GEAM. The Independent Trustees discussed the New Investment Advisory and Administration Agreement in detail during private sessions with their independent legal counsel at which no representatives of the Adviser or GEAM were present. The Independent Trustees and their independent legal counsel requested, and received and considered, additional information from the Adviser and GEAM following these sessions.

Prior to and at the Board Meeting, representatives of GEAM and the Adviser explained and discussed with the Board the specific terms of the Transaction and responded to questions raised by the Board. The Trustees posed questions to these representatives and engaged in significant discussions. In addition, in response to its detailed requests, the Trustees received from the Adviser written responses to their inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it proposes to provide to each Fund.

The Board took into account their multi-year experience as trustees and particularly their consideration of the Existing GEAM Agreements in recent years.

The Board also received materials relating to the organizational structure and business of the Adviser, including materials describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Adviser, was discussed as well. The Adviser also advised that no change in investment processes is anticipated as a result of the Transaction, as all of the personnel of GEAM responsible for the daily management and operations of the Funds, including current officers of the Funds, were expected to become employees of SSGA FM or its affiliates and continue to serve in the same capacities upon the closing of the Transaction.

In approving the New Investment Advisory and Administration Agreement with the Adviser, the Trustees considered those factors they deemed relevant, including the nature, quality and extent of services expected to be provided by the Adviser. In their deliberations, the Boards did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information and all other information made available to them by the Adviser, as well as the presentations and discussions that occurred at the Board Meeting, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The material factors and conclusions that formed the basis for the Boards’ determinations to approve the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Funds by the Adviser. The Board considered the Adviser’s favorable attributes, including its substantial experience managing mutual funds, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation. The Board also reviewed the extensive information provided by the Adviser related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Investment Advisory and Administration Agreement. Additionally, the Board considered that it is anticipated that substantially all of the portfolio managers currently managing the Funds will be joining the Adviser as part of the Transaction.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by the Adviser would be satisfactory, particularly given that the same individuals who currently provide portfolio management services to the Funds as employees of GEAM are expected to continue providing such services as employees of the Adviser, benefiting the Funds by providing continuity of service following the Transaction.

Investment Performance of GEAM and the Adviser.

The Board members considered the investment performance of GEAM and the Adviser for various periods focusing on GEAM’s and the Adviser’s investment performance with respect to registered investment companies and other accounts that have investment objectives and strategies similar to that of the Funds. The Board also engaged in detailed discussions with GEAM and the Adviser about their investment processes, focusing on the number and experience of portfolio management and supporting research personnel and GEAM’s and the Adviser’s investment style and approach employed. The Board noted that the Funds’ historical performance under the Existing GEAM Agreements was relevant as the personnel providing portfolio management services would continue to provide those services under the New Investment Advisory and Administration Agreement.

Taking these factors into consideration, the Board, including the Independent Trustees, concluded that each Fund’s performance was acceptable.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Funds.

The Trustees considered the proposed management fees that would be paid to the Adviser by the Funds, and the cost of the services that would be provided by the Adviser to the Funds. The Trustees reviewed the information they had requested from the Adviser concerning its estimated profitability. The Board members reviewed the profitability analysis provided by the Adviser in response to its request. The Board members had the opportunity to ask questions about the assumptions and cost allocation methods used by the Adviser in preparing its profitability information. Information was also presented regarding the financial condition of the Adviser.

Information also was presented regarding the financial condition of the Adviser for various past periods. The Trustees determined that the Adviser should be entitled to earn a reasonable level of profits for the services it proposed to provide to the Funds. The Trustees also recognized the Adviser’s statements concerning its significant investment in supporting registered investment companies and Fund-related activities.

Based on their review, the Board, including the Independent Trustees, concluded that they were satisfied that the level of profitability expected to be achieved by the Adviser from its relationship with the Funds was reasonable.

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees noted also that the Adviser expects its distribution plans and capabilities to provide an opportunity for the Funds to experience additional growth. The Trustees considered their prior assessment of the management fees under the Existing GEAM Agreements, and recognized that there might be some opportunities for reductions in certain fixed operating expenses that might be enjoyed by the Funds depending on the extent to which their assets increase.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Funds by the Adviser and the proposed fees to be charged to the Funds for those services. The Trustees reviewed information regarding the proposed advisory fees. The Board discussed the proposed conversion to a fixed advisory and administration fee for each Fund, noting that the new fees would be set at or below the five year historical average of each Fund’s management expenses. The Trustees considered the new fee in relation to the median fees of other mutual funds in each Fund’s peer group and noted that the proposed fee was significantly lower in each case than the fees for other peer funds. The Trustees considered that the fees would serve as bona fide compensation of the Adviser for its investment advisory services, in line with the requirements of Section 15(f) of the 1940 Act (discussed below). They also reviewed the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds’ fees and expenses should generally remain within applicable peer group ranges and, therefore, the Funds would be generally charged a competitive rate in comparison to their peers. The Trustees also considered the Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate for most of the Funds since their inception, and that the new management fee rate is based on the historical management expenses incurred by the Funds.

The Board, including the Independent Trustees, concluded that based on this information, the proposed advisory fees would be reasonable in relation to the services expected to be provided to the Funds.

Fall-Out Benefits.

The Board considered actual and potential financial benefits that the Adviser could derive from its relationship with the Funds, including the custody, fund accounting and sub-administration services being proved to the Funds by affiliates of the Adviser. The Board noted, however, that the affiliates of the Adviser had already been providing such services to the Funds pursuant to various services agreements that had been negotiated at arm’s-length prior to the Transaction, and that the Adviser would not derive any additional benefits from such services following the close of the Transaction.

The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Funds.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Trustees, including the Independent Trustees, concluded that the approval of the New Investment Advisory and Administration Agreement with the Adviser was in the best interests of the Funds.

Interim Advisory and Administration Agreement

The Board has approved an interim advisory and administration agreement (the “Interim Advisory Agreement”) with the Adviser on substantially similar terms as the Existing GEAM Agreements in the event that the Transaction closes and unitholders of a particular Fund have not yet approved the New Investment Advisory and Administration Agreement. Rule 15a-4 under the 1940 Act permits a person to act as an investment adviser to a registered investment company under an interim advisory agreement that has not been approved by the company’s unitholders for a period of 150 days following the date on which the previous agreement terminated, subject to the requirements set forth in the rule. The requirements of Rule 15a-4 differ depending on the particular event that triggered the termination of the previous advisory agreement. In the current Transaction, where the Adviser and GEAM (or a controlling person thereof) directly or indirectly receives money or other benefit (i.e., the purchase price) in connection with the termination of the Existing GEAM Agreements, the Interim Advisory Agreement must satisfy the following criteria, among others: (i) the compensation under the Interim Advisory Agreement may be no greater than GEAM’s compensation; (ii) the Board, including a majority of the Independent Trustees, has voted in person to approve the Interim Advisory Agreement and determines that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Existing GEAM Agreements; (iii) the Board or a majority of the Fund’s unitholders may terminate the Interim Advisory Agreement at any time on not more than 10 days’ notice; (iv) the Interim Advisory Agreement contains substantially similar terms and conditions as the previous advisory agreement; (v) amounts paid under the Interim Advisory Agreement must be held in escrow until the unitholders have voted on the New Investment Advisory and Administration Agreement and be paid out in accordance with Rule 15a-4.

If the New Investment Advisory and Administration Agreement is not approved by the unitholders of a Fund within 150 days of the date on which the Transaction closes, the Board of that Fund, in consultation with the Adviser, will consider what further action to take consistent with its fiduciary duties to that Fund. The Board will take such action as it deems to be in the best interests of that Fund and its unitholders, which could include liquidation of the Fund and distribution of the Fund assets in cash, in kind or in a combination thereof. In the event the Transaction is not consummated, GEAM will continue to serve as investment adviser to the Funds pursuant to the terms of the Existing GEAM Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive an amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by the Adviser or GEAM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, SSC and its affiliates have agreed that for two years after the consummation of the Transaction, they will refrain, and will cause the Adviser to refrain, from imposing, or agreeing to impose, any unfair burden on any Fund. SSC and its affiliates have agreed not to propose at this Meeting any increase in the advisory fees paid by a Fund to the Adviser. Additionally, SSC and its affiliates have agreed that for at least three years following the consummation of the Transaction, at least 75% of the members of the Board will not be “interested persons” (as defined in the 1940 Act) of GEAM or SSGA FM.

Based on their evaluation of the materials presented, the Trustees who attended the Board Meeting, including the Independent Trustees, unanimously concluded that the terms of the New Investment Advisory and Administration Agreement are reasonable, fair and in the best interests of the Funds. The Trustees believe that the New Investment Advisory and Administration Agreement will enable each Fund to continue to enjoy the high quality investment management services it has received in the past, at fee rates identical to or below the five-year historical average of management expenses for each Fund. The Trustees unanimously voted to approve and to recommend to the unitholders of each Fund that they approve the New Investment Advisory and Administration Agreement.

THE BOARD RECOMMENDS THAT THE UNITHOLDERS OF

EACH FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

Proposal 2

ELECTION OF TRUSTEES

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

Unitholders of each Fund are being asked to approve the election of Trustees to the Board of such Fund. The Board has nominated the individuals listed below for election as Trustees, each to hold office until resignation or removal. Under the proposal, unitholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below.

Two of the nominees, Patrick J. Riley and William L. Marshall, were appointed to serve as Trustees by action of the Board of each Fund, in April 2016 and one nominee, Jeanne M. La Porta, was appointed to serve as a Trustee in 2014. However, these Trustees have not yet been considered for service on the Board of Trustees by the unitholders. Accordingly, the Board of Trustees nominates Patrick J. Riley, William L. Marshall and Jeanne M. La Porta for your consideration to serve as members of your Board, as well as William L. Boyan, Rina K. Spence and Douglas T. Williams, who are not currently Trustees of the Funds, for your consideration to serve as members of the Board of Trustees of each Fund. Ms. La Porta is an “Interested Trustee” (as defined in the 1940 Act) as she is an “interested person” of the Funds as a result of her role with GEAM and SSGA FM. Except for Mr. Riley, Mr. Marshall and Ms. La Porta, all other current Trustees will resign from the Board at the closing of the Transaction.

The safe harbor of Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive an amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that certain conditions are satisfied. Among other conditions, the safe harbor requires that at least 75% of the members of the investment company’s board cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor during the three-year period after the sale (“Independent Trustees”). At the closing of the Transaction, it is proposed that Messrs. Riley, Boyan, Marshall and Williams and Ms. Spence will serve as Independent Trustees of the Funds and Ms. La Porta will serve as an Interested Trustee of the Funds as a result of her affiliation with SSGA FM.

The Governance Committee of each Fund reviewed the qualifications, experience and background of each nominee. Based upon this review, the Governance Committee determined that nominating Messrs. Riley, Boyan, Marshall and Williams and Misses Spence and La Porta would be in the best interests of the unitholders of each Fund. The Board believes that these nominees are well suited for service on that Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

After discussion and consideration of, among other things, the backgrounds of the nominees, the Board voted to nominate Messrs. Riley, Boyan, Marshall and Williams and Misses Spence and La Porta for election as Trustees. All other current Trustees will resign from the Board at the closing of the Transaction and therefore were not nominated to stand for election as a Trustee.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

None of the Trustees is related to any other. The following tables set forth certain information regarding each existing Trustee and all nominees. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 1600 Summer Street, Stamford, Connecticut 06905.

Information Regarding Nominees for Election and Existing Trustees

Name, (Year of Birth), and Address	Position with each Fund and Length of Time Served	Principal Occupation(s)(1)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Fund Trustees(2)
Patrick J. Riley YOB: 1948	Trustee, less than 1 year	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	6	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan YOB: 1937	Trustee, less than 1 year	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	6	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds; Former Trustee of Old Mutual South Africa Master Trust.

William L. Marshall YOB: 1942	N/A	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	N/A	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds; Director, Marshall Financial Group, Inc.

Rina K. Spence YOB: 1948	N/A	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009); Honorary Consul for Monaco in Boston (2015-present).	N/A	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds.

Douglas T. Williams YOB: 1940	N/A	President, Oakmont Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 -1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002-2007).	N/A	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds.

Fund Trustees who are “Interested Persons” of the Funds

Jeanne M. La Porta* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1966	Trustee, 1 year	Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	24	Director of GE Investments Funds, Inc. since 2014; Trustee of GE Institutional Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; Director of GE Investment Distributors, Inc. since June 2011.

Dmitri Stockton(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1964	Chairman of the Board and President, 4 years	President and Chief Executive Officer since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.	8	Director of Synchrony Financial since February 2014; Director of GEAM since May 2011; Member of the Board of the GE Foundation since November 2009; Member of the Executive Advisory Board at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1959	Trustee, 4 years	Chief Investment Officer- Emerging Market Equities since February 2014; Chief Risk Officer of GEAM from March 2011 to February 2014; formerly, Senior Vice President and Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust and Director of GEAM since March 2011.

Paul M. Colonna(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1968	Trustee, 7 years	President and Chief Investment Officer – Public Investments of GEAM since March 2012; President and Chief Investment Officer – Fixed Income Investments at GEAM from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007; Director of GE Asset Management Limited since December 2007.

Greg Hartch(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1970	Trustee, 3 years	Chief Risk Officer since February 2014; Executive Vice President and Strategy and Business Development Leader of GEAM from December 2011 to February 2014; Senior Vice President – Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; Director of Fixed Income Research of GEAM from 2004 to 2007.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since January 2012.

Ralph R. Layman(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1957	Trustee, 23 years	Executive Vice President and Chief Investment Officer—Emeritus of GEAM since March 2012; President and Chief Investment Officer—Public Equity Investments of GEAM from June 2009 to March 2012; President—International Equities from March 2007 to June 2009 ; Executive Vice President – International Equity Investments of GEAM from 1992 to March 2007 and Senior Vice President of International Investments from 1991 to 1992.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited since September 2005 and Director of GEAM since July 2009.

Matthew J. Simpson(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1961	Trustee and Secretary, 7 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.	24	Trustee of GE Institutional Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Director of GE Investments Funds, Inc. and GEAM since July 2007 and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1957	Trustee, 21 years	President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments of GEIC from 1997 – 2000.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1957	Trustee, 6 years	President and Chief Investment Officer – Investment Solutions of GEAM since February 2008; Portfolio Manager – GE Institutional Funds since September 2010; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Funds from 1998 to 2004.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Matthew Zakrzewski(3)* c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1961	Trustee, 1 year	Executive Vice President and Chief Financial Officer of GEAM since August 2013; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.	8	Trustee of GE Retirement Savings Plan Funds and General Electric Pension Trust since September 2013 and Director of GEAM since September 2013.

(1)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(2)	The business address of each Independent Trustee listed is c/o State Street Bank and Trust Company, 100 Huntington Avenue, CPH 0326, Boston, MA 02116
(3)	Currently serves on the Board but is not being nominated for election under this Proposal 2.
*	Indicates a Trustee who is an “interested person” of the Funds within the meaning of the 1940 Act. Each such person is an interested person of the Funds by virtue of the fact that he is an employee of GEAM.

Board’s Oversight Role in Management

The Board is responsible for managing the business and affairs of each Fund. Among other things, the Board generally oversees the portfolio management of each Fund and the activities of service providers and officers of each Fund. The Board also reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily GEAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). Pursuant to an exemptive order received from the Commission, each of the Funds is exempt from the provisions of the 1940 Act which requires a registered investment company to have non-interested persons on its Board of Trustees. The Boards are currently composed entirely of interested persons and each Trustee of the Funds is also a senior officer of GEAM. As such, they each possess extensive and in-depth knowledge about the management of the Funds, the Funds’ performance, and the nature, extent and quality of the services provided to the Funds. Each Board’s audit committee meets during its scheduled meetings as needed, and between meetings the Chair of the Audit Committee maintains contact, with the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of GEAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. GEAM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address among other things particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risk. The Boards also receive reports from internal GEAM counsel who regularly consults with outside counsel to GEAM and certain other investment companies advised and sponsored by GEAM regarding regulatory compliance and governance matters. The Boards’ oversight role does not make the Board a guarantor of the Funds’ investments or activities, or make the Boards obligated to perform those activities directly.

Board Composition and Leadership Structure

The Board met three times during the Funds’ fiscal year ended December 31, 2015. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that fiscal year of each Fund.

The Board has established two standing committees to oversee particular aspects of the management of each Fund. The standing committees of the Board are described below.

Governance Committee. The Governance Committee selects and nominates person(s) for election or appointment as Trustees, including both Independent Trustees and Interested Trustees, reviews the compensation payable to the Independent Trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board, selects independent legal counsel to the Independent Trustees, and consults with such independent legal counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee is also responsible for reviewing any nominees recommended to the Board by unitholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Because the Funds do not hold regular annual unitholder meetings, no formal procedures have been established with respect to unitholder submission of Trustee candidates for consideration by the Governance Committee. The Governance Committee did not meet during the fiscal year ended December 31, 2015.

Audit Committee. Three Trustees are members of the Funds’ Audit Committee. The Audit Committee evaluates and selects the Funds’ independent auditors. The Audit Committee meets with the Funds’ independent auditors to review the scope and cost of the Funds’ audit and reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors, approves the provision of such services after considering the possible effect of such services on their independence. During the prior fiscal year, the Audit Committee held two meetings.

Information Regarding Each Fund’s Process for Nominating Trustee Candidates

Governance Committee Charter. A copy of the Governance Committee Charter is attached hereto as Exhibit E.

Unitholder Communications. The Funds have not adopted any formal policy with respect to handling unitholder communications to the Board. GEAM, as a matter of practice, provides the Board or independent legal counsel to the Independent Trustees with copies of correspondence from unitholders of the Funds that is considered non-routine (that is, GEAM will share correspondence other than routine requests for transactions, address changes, and the like). Given the limited amount of non-routine correspondence, the Board has not adopted a more formal unitholder communications policy but may do so in the future. Unitholders of the Funds are welcome to write to the Board at the primary address for the Funds shown on this Proxy Statement and on the prospectus for the Funds.

Identifying Nominees. The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, unitholders, and officers of the Funds, GEAM, and service providers of the Fund. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Any request by management to meet with the prospective candidate would be given appropriate consideration. No Fund has paid a fee to third parties to assist in finding nominees.

Trustee Attendance at Special Meetings

As the Funds do not regularly hold special meetings of unitholders, the Board does not have a policy on Trustee attendance at such meetings.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each nominee as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities Owned in each Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Fund Trustees
Patrick J. Riley	$0	$0
William L. Boyan	$0	$0
William L. Marshall	$0	$0
Rina K. Spence	$0	$0
Douglas T. Williams	$0	$0
Fund Trustees who are “Interested Persons” of the Funds
Jeanne M. La Porta	$0	$0

Independent Fund Trustees’ Ownership of Securities

As of March 31, 2016, 2016, no Independent Trustee (or his/her immediate family members) owned securities of GEAM or the Adviser or securities in an entity controlling, controlled by or under common control with GEAM or the Adviser (not including registered investment companies).

Officers Nominated for Election for Each Fund

The following table sets forth certain information regarding the individuals nominated for election as officers of each Fund.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served*	Principal Occupation(s)(1)

Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President and Principal Executive Officer	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010—June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992—present).

Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Vice President, State Street Global Advisors and SSGA Funds Management, Inc.( June 2013- Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014—present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).

Trevor Swanberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1979	Code of Ethics Compliance Officer	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (January 2015-Present); Senior Manager-Mutual Fund Compliance, ICMA-Retirement Corporation (December 2011-January 2015); Assistant Vice President, J.P. Morgan (September 2007-December 2011).

Arthur A. Jensen c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1967	Deputy Treasurer	Treasurer of GE Institutional Funds, GE Investments Funds, Inc. and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.

Robert Herlihy c/o GEAM 1600 Summer St. Stamford, CT 06905 YOB: 1968	Deputy Chief Compliance Officer	Chief Compliance Officer of GEAM, GE Institutional Funds, GE Investments Funds, Inc. and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from March 2002 to 2005.

*	Each individual listed is being nominated for election to the office indicated.
(1)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation of Trustees

The following table sets forth information concerning the compensation of the Trustees. The Funds do not have any pension or retirement plan for their Trustees. For the fiscal year ended December 31, 2015, the Trustees received the amounts set forth in the following table from each Fund. Each officer and Trustee who is an officer or employee of GEAM or the Adviser or any entity controlling, controlled by or under common control with GEAM or the Adviser serves as a Trustee and/or officer without any compensation from each Fund, as reflected in the table below.

Name of Trustee	Compensation
Dimitri Stockton	None
George A. Bicher	None
Paul M. Colonna	None
Greg Hartch	None
Ralph R. Layman	None
Matthew J. Simpson	None
Donald W. Torey	None
David Wiederecht	None
Jeanne M. La Porta	None
Matthew Zakrzewski	None

THE TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMEND

THAT YOU VOTE “FOR” EACH NOMINEE.

Proposal 3

APPROVAL OF MANAGER-OF-MANAGERS AUTHORITY FOR SSGA FM

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

At the Meeting, you will be asked to approve granting manager-of-managers authority to SSGA FM.

Like GEAM, SSGA FM has been granted an exemptive order by the SEC under which SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining unitholder approval in each case. This order is substantially similar to GEAM’s order. Although the Transaction contemplates that none of the Funds will retain an investment sub-adviser following the Closing (subject to the approval of Proposal 1), if the manager-of-managers authority is not approved for SSGA FM, SSGA FM would be unable to retain sub-advisers for the Funds going forward without incurring the administrative burden and expense associated with soliciting unitholder approval.

“Manager-of-Managers” Structure

As under the Existing GEAM Agreements, the New Investment Advisory and Administration Agreement permits SSGA FM to delegate portfolio management duties with respect to any Fund to a sub-adviser. Before doing so, the 1940 Act requires that the sub-advisory agreement be approved by the unitholders of such Fund. The SEC has from time to time granted exemptions from this requirement to certain funds and investment advisory firms. The exemptions allow what is known as a “manager-of-managers” structure—a structure that has already been approved by unitholders of some of the Funds. Given the requirements of the 1940 Act, without a “manager-of-managers” structure in place, the Funds would need to obtain unitholder approval of a sub-advisory agreement in order to hire a new sub-adviser, replace an existing sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates due to an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking unitholder approval of sub-advisory agreements is administratively burdensome and costly, however, and may cause delays in executing changes that the Board and the Adviser have determined as necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by such Fund’s unitholders). Although a potential disadvantage of a “manager-of-managers” structure for a Fund is that the retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that may result in portfolio expenses, the Board and the Adviser believe that the benefits from the judicious use of the approach to such Fund would outweigh the potential disadvantages.

Because the Adviser may not have the investment management capability to manage all asset classes and market segments, or the experience to fully utilize certain investment techniques and strategies, it may be desirable under certain circumstances for the Adviser to retain highly qualified sub-advisers with expertise that complements or supplements the Adviser’s capabilities. A “manager-of-managers” arrangement would give the Adviser greater flexibility to efficiently retain sub-advisers to manage investments in certain classes of assets or to fully utilize certain investment techniques and strategies.

Manager of Manager Exemptive Orders

In 2009, the SEC granted an exemptive order which allows GEAM to enter into and materially amend investment sub-advisory agreements for a Fund without obtaining unitholder approval in each case. The SEC granted a similar order in 2014 which gave SSGA FM, or any entity controlling, controlled by or under common control with SSGA FM or its successors the same authority over funds it manages. SSGA FM’s exemptive order is subject to the condition that the shareholders (or in this case, the unitholders) of a Fund approve the manager-of-managers authority before the first time it is exercised with respect to that Fund and the following additional conditions, all of which the Adviser will be required to comply with upon approval of manager-of-managers authority for a Fund:

1.	The prospectus for each Fund will disclose the existence, substance, and effect of the exemptive order and indicate that the Fund employs a manager-of-managers approach. The prospectus will prominently disclose that SSGA FM has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

2.	Within 90 days of the hiring of a new sub-adviser, the affected Fund’s unitholders will be furnished certain required information about the new sub-adviser.

3.	SSGA FM will not enter into a sub-advisory agreement with any affiliated person, as defined in section 2(a)(3) of the 1940 Act, of the Fund or the Adviser, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”) without that agreement, including the compensation to be paid thereunder, being approved by the unitholders of the applicable Fund.

4.	At all times, at least a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

5.	When a sub-adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its unitholders and does not involve a conflict of interest from which SSGA FM or the Affiliated Sub-Adviser derives an inappropriate advantage.

6.	SSGA FM will provide general management services to each Fund relying on the exemptive order, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to review and approval by the Board, will: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to provide purchase and sale recommendations to SSGA FM or investment advice to all or a portion of the Fund’s assets; (iii) allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the sub-advisers’ performance; and (v) implement procedures reasonably designed to ensure that sub-adviser(s) comply with the relevant Fund’s investment objectives, policies and restrictions.

7.	No Trustee or officer of a Fund relying on the exemptive order or director or officer of the (a) SSGA FM will own, directly or indirectly, any interest in a sub-adviser and (b) no trustee or officer of an affiliated feeder fund will own, directly or indirectly, any interest in a sub-adviser of the corresponding master fund (if applicable); provided, however, that the foregoing limitations shall not apply to: (x) interests owned through a pooled investment vehicle that is not controlled by such person; (y) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser; or, (z) solely with respect to clause (a) above, ownership of interests in SSGA FM or any entity that controls, is controlled by or is under common control with SSGA FM.

8.	Whenever the Board approves a new sub-advisory agreement for a Fund, the Board, including a majority of the Independent Trustees, will make a separate finding that such approval is being made free of any influence from any other Fund or its respective Trustees and officers. The finding required by this condition will be documented in the minutes of the meeting of the Board, together with the members of the Board’s basis for the finding.

9.	Any new sub-advisory agreement or any amendment to an existing investment advisory agreement or sub-advisory agreement for a Fund relying on the order that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s unitholders for approval.

10.	In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that in the exemptive order, the requested exemptive order will expire on the effective date of that rule.

Comparison of Current and Proposed Selection Process for Sub-Advisers

Under both the current process and the proposed process for approval of sub-advisory agreements, any new sub-advisory agreement and any material change to an existing sub-advisory agreement requires approval by the Board. In considering whether to appoint an existing sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the sub-adviser’s performance. Furthermore, operation of the Funds under the proposed “manager-of-managers” structure would not diminish the Adviser’s responsibilities to the Funds, including the Adviser’s overall responsibility for the portfolio management services furnished by a sub-adviser.

If the unitholders of a Fund do not approve this Proposal 3, in order for the Adviser to appoint a new sub-adviser to a Fund or materially change an existing sub-advisory agreement relating to a Fund, the Board must call and hold a unitholder meeting of that Fund, create and distribute proxy materials, and solicit votes from the Fund’s unitholders. This process is time consuming and costly and will delay the appointment of a new sub-adviser or the implementation of material changes to an existing sub-advisory agreement even when the Board and the Adviser have concluded it to be desirable for a Fund to do so. The Board and the Adviser therefore believe that the “manager-of-managers” structure should allow each Fund to operate more efficiently.

Matters Considered by the Board

At the Board Meeting on April 29, 2016, Directors, including a majority of the Independent Directors, who were present at the Board Meeting considered and unanimously approved the use of a “manager-of-managers” structure and the seeking of unitholder approval of the same. In evaluating this arrangement, the Board, including the Independent Directors, considered various factors and other information, including the following:

1. All Funds, except the Equity Fund and Elfun Trusts previously approved use of a “manager-of-managers” structure with GEAM;

2. A “manager-of-managers” structure would enable SSGA FM and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers or making material changes to an existing sub-advisory agreement relating to a Fund when the Board and SSGA FM believe that such appointment or changes would be in the best interests of such Fund and its unitholders;

3. SSGA FM would be required, as a condition to relying on its exemptive order, to (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to provide purchase and sale recommendations to SSGA FM or investment advice to all or a portion of the Fund’s assets; (iii) allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the sub-advisers’ performance; and (v) implement procedures reasonably designed to ensure that sub-adviser(s) comply with the relevant Fund’s investment objectives, policies and restrictions; and

4. No sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in SSGA FM in light of SSGA FM personnel’s investment advisory expertise and its experience in selecting and monitoring sub-advisers.

THE BOARD RECOMMENDS THAT THE UNITHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

GEAM, the Investment Adviser and Administrator

GEAM currently serves as the Funds’ investment adviser and administrator. GEAM is registered as an investment adviser under the Advisers Act and is located at 1600 Summer Street, Stamford, Connecticut 06905. GEAM was formed under the laws of Delaware in 1988.

GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to General Electric Company’s (“GE”) pension and funds offered as part of its 401(k) program (also known as the GE Retirement Savings Plan) (formerly known as the GE Savings & Security Program). These funds are the GE RSP U.S. Equity Fund (formerly, the GE S&S U.S. Equity Fund) and the GE RSP Income Fund (formerly, the GE S&S Income Fund). The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of December 31, 2015, GEAM had approximately $110 billion of assets under management, of which approximately $22 billion was invested in mutual funds. Upon the consummation of the Transaction, substantially all of GEAM’s investment advisory business, including the advisory services it provides to the clients referenced above, will be transferred to SSC and its affiliates.

Distributor

GE Investment Distributors, Inc. (“GEID” or the “Distributor”), located at 1600 Summer Street, Stamford, Connecticut 06905, serves as distributor of the Funds’ Units on a continuing best efforts basis. The Distributor, an indirect wholly-owned subsidiary of GE, also serves as distributor for the GE Institutional Funds and GE Investments Funds, Inc.

Upon the closing of the Transaction, State Street Global Markets LLC (“SSGM”), an affiliate of the Adviser, will act as principal underwriter to the Funds. SSGM is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Distributor will distribute Fund units on an agency basis. SSGM is a wholly-owned subsidiary of State Street Corporation.

Unitholder Proposals

As a general matter, the Funds do not hold annual or regular meetings of unitholders. Ordinarily, there will be no unitholder meeting unless required by the 1940 Act. Unitholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of unitholders should send their written proposals to the Secretary of the Funds, 1600 Summer Street, Stamford, Connecticut 06905. They must be received by the Funds within a reasonable time before the Funds begin to print and send proxy materials.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS

REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR

YOUR CONVENIENCE.

/s/ Matthew J. Simpson

Matthew J. Simpson, Secretary

[•], 2016

EXHIBIT A

UNITS OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, there were issued and outstanding units of beneficial interest of each Fund as set forth below:

Fund	Number of Units Outstanding
Elfun Government Money Market Fund	[●]
Elfun Tax-Exempt Income Fund	[●]
Elfun Income Fund	[●]
Elfun Diversified Fund	[●]
Elfun International Equity Fund	[●]
Elfun Trusts	[●]

A-1

EXHIBIT B

BENEFICIAL OWNERSHIP OF FUND UNITS IN EXCESS OF 5%

To the Funds’ knowledge, the following persons are the only persons known to be the beneficial owners of more than five percent of any class of any Fund as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Percentage (%)
Elfun Government Money Market Fund	[●]	[●]	[●]
Elfun Government Money Market Fund	[●]	[●]	[●]
Elfun Income Fund	[●]	[●]	[●]
Elfun Diversified Fund	[●]	[●]	[●]
Elfun International Equity Fund	[●]	[●]	[●]
Elfun Trusts	[●]	[●]	[●]

B-1

EXHIBIT C

NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT FOR THE FUND BETWEEN THE FUND AND ADVISER

This Investment Advisory and Administration Agreement (the “Agreement”) is made as of this [•] day of [•], 2016, between each of Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts (each, a “Fund”), severally and not jointly, and SSGA Funds Management, Inc., a Massachusetts corporation (“SSGA FM”).

WITNESSETH:

WHEREAS, each Fund is an open end management investment company organized under the laws of the State of Connecticut and registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, SSGA FM is in the business of providing investment advisory and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, each Fund desires to retain SSGA FM to render investment advisory and administrative services to the Fund, and SSGA FM is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

1.	Appointment as Investment Adviser and Administrator

The Trustees hereby appoint SSGA FM, subject to approval by the Unitholders of a Fund, to act as the Investment Adviser and Administrator to each such Fund on the terms set forth in this Agreement. SSGA FM hereby accepts such appointment and agrees to render the services herein set forth on the terms herein contained.

2.	Services to be Performed

a. SSGA FM will recommend to the Trustees of each Fund (the “Trustees”) certain individuals to fill the positions of Manager, Secretary and, if the Trustees so desire, Assistant Secretary and other officers of the Fund. Upon receipt of such recommendations the Trustees will vote upon the appointment of such individuals to the positions for which they were recommended; and will advise SSGA FM as to whether or not they have been so appointed.

b. Subject to the oversight and supervision of the Trustees, and subject to Section 2(j) of this Agreement with respect to any Fund advised by a sub-adviser, SSGA FM agrees to provide a continuous investment program for each Fund’s assets, and will manage the investment and reinvestment of all the assets in the Fund from time to time (including any income earned thereon and increments in the value thereof). Among other things, SSGA FM shall be responsible for all investment decisions regarding purchases and sales of securities and other property, the retention of securities, and the retention of uninvested cash. In performing the aforesaid services to a Fund, SSGA FM shall comply with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Trustees may additionally establish. SSGA FM shall, in addition, make recommendations as and when requested by the Trustees with respect to the adoption or modification of investment policies and each Fund’s objective.

c. Unless a Fund gives written instructions to the contrary, SSGA FM shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. SSGA FM shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of a Fund’s shareholders. Each Fund has received and reviewed the proxy guidelines of SSGA FM, which indicate how SSGA FM will vote.

d. Subject to the supervision and direction of the Trustees, SSGA FM, as administrator, will furnish each Fund with, or cause it to be furnished with, statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Fund. Without limiting the generality of the foregoing, SSGA FM will, for each Fund:

i. prepare and distribute, or cause the Fund to prepare and distribute, all reports including reports to the Unitholders which are required by Federal and state regulatory authorities, as well as any other reports specifically requested by the Trustees from time to time;

ii. maintain, or cause the Fund to maintain, the records of all security transactions of the Fund required to be maintained by applicable law or as requested by the Trustees;

iii. cooperate with the independent public accountants retained by the Trustees in their examination of the Fund and will cooperate in any inspection of the accounts and records by the Trustees;

iv. compute, or cause the Fund to compute, the net asset value for the Fund in accordance with the Fund’s organizational documents (referred to herein as the “Trust Agreement”) and the Fund’s prospectus and statement of additional information (the “Registration Statement”);

v. prepare, or cause the Fund to prepare, such reports to, and filings with Federal, state or local governmental authorities, including tax returns, as may be required by applicable law or as requested by the Trustees;

vi. submit periodically to the Trustees, or cause the Fund to submit periodically to the Trustees, written reports covering fund transactions, the results of the Fund’s operations, the assets and financial condition of the Fund, and such other information in such form and at such times as the Trustees may reasonably request; and

vii. be responsible for causing the Fund to effect adequate routines to collect, receive and deposit all income of the Fund and other payments to the Fund, including stock dividends, rights, warrants and similar items, but excluding payments associated with subscriptions and redemptions.

e. SSGA FM will keep each Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information SSGA FM believes is appropriate for this purpose.

f. SSGA FM, in the performance of its duties and obligations under this Agreement, shall act in conformity with the certain documents relating to the Funds, as amended and including but not limited to: the Trust Agreement, the Registration Statement, any exemptive applications, notices and orders on which a Fund relies at the time, and with any instructions and directions of the Trustees.

g. SSGA FM may from time to time, in its discretion and with the approval of the Trustees, delegate certain of its investment advisory responsibilities under this Agreement in respect of any Fund to one or more qualified companies (each, a “sub-adviser”), each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of employing such sub-advisers and of the sub-advisers themselves are borne by SSGA FM or the sub-adviser and not by the Fund in question. Unless the Board specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of SSGA FM in respect of the activities of any such sub-adviser shall be to provide to the Trustees its recommendation as to the selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement with the sub-adviser, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time (which oversight may include periodic review of policies and procedures of the sub-adviser but will not include approval of or responsibility for specific investment decisions by the sub-adviser) and to report to the Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, in accordance with the standard of care set out in Section 7 below, and (ii) assuming compliance by SSGA FM with its obligations under clause (i), SSGA FM shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part of the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund.

3.	Selection of Investments on Behalf of the Fund

Unless otherwise set forth in the Registration Statement or directed by a Fund, SSGA FM will, in selecting brokers or dealers to effect transactions on behalf of a Fund, seek the best overall terms available. In so doing, SSGA FM may consider the breadth of the market for the investment, the price of the security, the size and difficulty of the order, the willingness of the broker or dealer to position, the reliability, financial condition and execution and operational capabilities of the broker or dealer, and the reasonableness of the commission or size of the dealer’s “spread,” if any, for the specific transaction and on a continuing basis. SSGA FM may also consider brokerage and research services provided to the Fund and/or other accounts over which SSGA FM or its affiliates exercise investment discretion. The Funds recognize the desirability of SSGA FM’s having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to a Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. To the extent permitted by applicable law and regulations, SSGA FM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to SSGA FM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if SSGA FM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or SSGA FM’s overall responsibilities with respect to the Fund and to other clients of SSGA FM as to which SSGA FM exercises investment discretion. Each Fund hereby agrees that any entity or person associated with SSGA FM which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended.

4.	Services to Other Companies or Accounts

a. Each Fund understands and acknowledges that SSGA FM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts and no Fund has any objection to SSGA FM’s so acting, so long as when a Fund and any account served by SSGA FM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales, as well as the expenses incurred in such transactions, will be allocated in a manner believed by SSGA FM to be equitable to the Fund and the account. Each Fund recognizes that, in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

b. Each Fund understands and acknowledges that the persons employed by SSGA FM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of SSGA FM or any affiliate of SSGA FM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5.	Compensation

In consideration of the services rendered by SSGA FM pursuant to this Agreement, each Fund will, within thirty (30) days after receipt of an invoice therefor, pay SSGA FM a monthly fee calculated as a percentage of the average daily net assets of each Fund during the month in question at the annual rate set forth on Appendix A. Each Fund shall be responsible for paying all expenses that it may incur in its operation, including, without limitation, the costs to be borne by each Fund include, but are not limited to: the direct and indirect costs of SSGA FM personnel providing investment advisory and other services to the Fund (but no compensation related strictly to their services as officers and trustees of the Fund); the costs of internal and external accounting, audit, legal and compliance services; the costs of maintaining the Fund’s existence; the costs attributable to Unitholder services (including without limitation, telephone and personnel expenses); charges and expenses of any registrar; the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and expenses; taxes; interest on borrowings; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting and distributing to regulatory authorities and the Fund’s Unitholders, prospectuses and statements of additional information describing the Fund and any supplements to those documents; all expenses incurred in conducting meetings of the Fund’s Unitholders and meetings of the Fund’s Board of Trustees relating to the Fund; all expenses incurred in preparing, printing and mailing proxy statements and reports to Unitholders of the

Fund; all expenses incident to any dividend, withdrawal or redemption options provided to Fund Unitholders; charges and expenses of any outside service used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s Units; membership dues of industry associations; postage; insurance premiums on property or personnel (including Fund officers and Trustees) of the Fund that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

6.	Records

SSGA FM shall maintain such books and records with respect to its activities hereunder as may be required from time to time by applicable law and as the Trustees may, in addition, reasonably request. SSGA FM shall make available its books and records to the Trustees and their agents, counsel and accountants as and when requested by the Trustees for purposes of audit or otherwise.

7.	Limitation of Liability

a. SSGA FM will exercise its best judgment in rendering the services described in this Agreement, except that SSGA FM shall not be liable, subject to any contrary mandatory requirements of applicable law, for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SSGA FM in the performance of its duties under this Agreement or from SSGA FM’s reckless disregard of its obligations and duties under this Agreement.

b. Each Fund and SSGA FM agree that the obligations of such Fund under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of any Fund, individually, but are binding only upon the assets and property of the Fund in question. The execution and delivery of this Agreement have been authorized by the Trustees of the Funds, and signed by an authorized officer of the Funds, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of each Fund.

8.	Communications

All communications between SSGA FM and the Trustees may be made orally or in writing and SSGA FM may rely on any such communications with respect to a Fund if it believes in good faith that the same have been given to it by a person reasonably believed by SSGA FM to have the authority to act for or on behalf of the Fund.

9.	No Third Party Beneficiaries

No person other than the Funds and SSGA FM is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Funds (including without limitation any shareholder in a Fund) any direct, indirect, derivative, or other rights against SSGA FM, or (ii) create or give rise to any duty or obligation on the part of SSGA FM (including without limitation any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

10.	Choice of Law

This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts and any applicable federal law.

11.	Exclusive Forum

Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the Commonwealth of Massachusetts, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

12.	Entire Agreement; Amendments; Severability

This Agreement embodies the entire understanding of the parties hereto with respect to its subject matter, supersedes any prior or contemporaneous agreements or understandings between the parties with respect to such subject matter and may only be modified or amended or the terms hereof waived by an instrument in writing signed by one person or entity against whom such amendment, modification or waiver is sought to be enforced. If, for any reason, any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

13.	Continuance and Termination

This Agreement will become effective as of the day and year first above written and will continue for an initial two-year term and will continue thereafter with respect to a Fund so long as such continuance is approved at least annually (a) by the Trustees or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are no “interested persons” (as defined in the 1940 Act) any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval. This Agreement may be terminated by either party hereto at any time on not more than sixty (60) nor less than thirty (30) days’ prior notice thereof to the other party hereto. This Agreement may not be assigned or transferred by either party hereto to any third party and any such attempted assignment or transfer shall automatically act to terminate this Agreement. In the event of expiration or termination of this Agreement, SSGA FM shall transfer, or cause to be transferred, the assets allocated to SSGA FM, and such accounting and investment records as the Trustees may request for continued operation of the Fund, to the person or persons designated by the Trustees.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

Attest:	ELFUN DIVERSIFIED FUND

By:	By:
Name:
Title:

Attest:	ELFUN GOVERNMENT MONEY MARKET FUND

By:	By:
Name:
Title:

Attest:	ELFUN TAX-EXEMPT INCOME FUND

By:	By:
Name:
Title:

Attest:	ELFUN INCOME FUND

By:	By:
Name:
Title:

Attest:	ELFUN INTERNATIONAL EQUITY FUND

By:	By:
Name:
Title:

Attest:	ELFUN TRUSTS

By:	By:
Name:
Title:

Attest:	SSGA FUNDS MANAGEMENT, INC.

By:	By:
Name:
Title:

APPENDIX A

Fund	Annual Percentage Rate
Elfun Trusts	0.14%
Elfun International Equity Fund	0.21%
Elfun Diversified Fund	0.17%
Elfun Government Money Market Fund	0.10%
Elfun Income Fund	0.17%
Elfun Tax-Exempt Income Fund	0.16%

EXHIBIT D

Additional Information Regarding SSGA FM

SSGA FM has its principal office located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Set forth below are the names and titles of the directors and principal executive officers of SSGA FM. Unless otherwise indicated, the address of each individual is the same as the principal office of SSGA FM.

Name	Title

James E. Ross	Chairman and Director of SSGA FM; Executive Vice President of SSGA, a division of State Street Bank and Trust Company

Alyssa Albertelli	Chief Compliance Officer of SSGA FM; Chief Compliance Officer of SSGA

Kristi Mitchem	CTA – Chief Marketing Officer of SSGA FM; Executive Vice President of SSGA

Steven Lipiner	Treasurer of SSGA FM; Chief Financial Officer of SSGA

Barry Smith	Director of SSGA FM; Senior Managing Director of SSGA

Ellen Needham	Director and President of SSGA FM; Senior Managing Director of SSGA

Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Deputy General Counsel of SSGA

Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA

Matt Steinaway	Chief Risk Officer of SSGA FM; Senior Managing Director of SSGA

Joshua Weinberg, Esq.	Clerk of SSGA FM; Vice President and Managing Counsel of SSGA

SSGA FM acts as investment adviser to the following registered investment companies, which have similar investment objectives and strategies to the Money Market Fund:

Fund Name	Net Assets[1]	Compensation to SSGA FM2
State Street Institutional U.S. Government Money Market Fund[3]	$13,982,029,203	0.10%
SSGA U.S. Government Money Market Fund	$2,835,433,646	0.30%
State Street U.S. Government Money Market Portfolio	$13,982,029,203	0.10%

[1]	As of November 30, 2015.
[2]	Includes investment advisory fee and 0.05% administration fee payable to SSGA FM.
[3]	The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), may voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction incurred after October 1, 2012. As of December 31, 2015, for the Institutional Class, Administration Class and Investor Class, the Adviser had not waived fees and/or reimbursed expenses under the Voluntary Reduction. As of December 31, 2015, the Investment Class and Premier Class, the Adviser had waived fees and/or reimbursed expenses in the aggregate amount of $8,199,514 and $9,402,526, respectively since October 1, 2012, of which $615,321 and $9,099,693, respectively for the Investment Class and Premier Class is potentially recoverable under the Voluntary Reduction. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

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SSGA FM retains the right to use “soft” or commission dollars for the purchase of third party research and brokerage services consistent with the parameters of section 28(e) of the Securities Exchange Act of 1934, as amended, but at present time does not maintain such a program. SSGA FM will obtain research and brokerage services as needed for servicing managed accounts directly from broker-dealers and vendors (and directly from broker-dealers as a result of equity commissions as described below). Research and brokerage services obtained by the Adviser may be used in furnishing investment or other advice to all or some subset of the Adviser’s (and/or its affiliates) clients. The Adviser may share some or all of the brokerage and research services received by each of them with affiliates.

In addition, SSGA FM employs a standard negotiated equity commission schedule. All equity commission rates are the same regardless of account, market or broker, including a prime broker. SSGA FM does not pay any broker-dealer a greater commission than any other broker-dealer for a similar execution as compensation for the value of any proprietary research that broker-dealer may provide to SSGA FM. However, these negotiated equity commission rates are not “execution-only” rates and may include an amount of compensation for brokerage and research services provided by the broker-dealers, which is often unsolicited. Proprietary research received by the Adviser and its affiliate(s) in this way typically includes research reports and analysis, stock and sector specific research, market color and/or certain trade analytics, and market data. The value attributed to any research is determined, in part, by a “broker vote” process.

None of the current Trustees or officers of the S&P 500 Index Fund currently holds an office with, or is employed by, SSGA FM, or has purchased or sold securities or ownership interests of SSGA FM, its parent, or subsidiaries (if any) during the S&P 500 Index Fund’s most recently completed fiscal year None of the current Trustees or officers of the Money Market Fund currently holds an office with, or is employed by, SSGA FM, or has purchased or sold securities or ownership interests of SSGA FM, its parent, or subsidiaries (if any) during the Money Market Fund’s most recently completed fiscal year.

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EXHIBIT E

CORPORATE GOVERNANCE CHARTER

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EXHIBIT F

PROXY CARD

DF King [Address]

VOTE BY INTERNET: www.proxyonline.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 1-877-361-7965

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to GE Asset Management, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
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KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Elfun Government Money Market Fund, the Elfun Tax Exempt Income Fund, the Elfun Income Fund, the Elfun Diversified Fund, the Elfun International Equity Fund and the Elfun Trusts will be held on June 22, 2016 at 1600 Summer Street, Stamford, Connecticut 06905, at [•], Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:		For All
To vote all proposals in accordance with management recommendations, please check the box to the right.		☐

To vote each proposal separately, please use these boxes.

		For	Against	Abstain
1.	To approve the New Investment Advisory and Administration Agreement for the Fund.	☐	☐	☐

2.	To elect six (6) Trustees to the Board of Trustees.	For	Withhold

	01. Patrick J. Riley	☐	☐

	02. William L. Boyan	☐	☐

	03. William L. Marshall	☐	☐

	04. Rina K. Spence	☐	☐

	05. Douglas T. Williams	☐	☐

	06. Jeanne M. La Porta	☐	☐

		For	Against	Abstain

3.	To approve manager-of-managers authority for SSGA FM.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

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THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS PROXY CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY. PROXY CARDS MUST BE RECEIVED BY JUNE 21, 2016 TO BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyonline.com.

<XXXXX>2

ELFUN GOVERNMENT MONEY MARKET FUND ELFUN TAX-EXEMPT INCOME FUND ELFUN INCOME FUND ELFUN DIVERSIFIED FUND ELFUN INTERNATIONAL EQUITY FUND ELFUN TRUSTS SPECIAL MEETING OF SHAREHOLDERS June 22, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, holder of shares of beneficial interest of the Elfun Government Money Market Fund, the Elfun Tax Exempt Income Fund, the Elfun Income Fund, the Elfun Diversified Fund, the Elfun International Equity Fund and/or the Elfun Trusts, hereby appoints Jeanne M. La Porta and Matthew J. Simpson as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the specified Fund to be held on June 22, 2016, at 1600 Summer Street, Stamford, Connecticut 06905, at [•], Eastern time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the specified Fund that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the instructions on this Proxy Card. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE

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